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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                                  MAY 31, 2001
                Date of Report (Date of earliest event reported)

                           CROWN MEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         000-30700                   84-1524410
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                Identification No.)
 incorporation)

                    6430 S. FIDDLERS GREEN CIRCLE, SUITE 500
                        GREENWOOD VILLAGE, COLORADO 80111
                    (Address of principal executive offices)

                                 (303) 220-7990
               Registrant's telephone number, including area code

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ITEM 5. OTHER EVENTS

     At the request of Crown Media Holdings, Inc., shares of Class A Common Stock of Crown Media Holdings will be delisted from the Euronext Amsterdam stock exchange on June 8, 2001. The last day of trading of the Class A shares on the Euronext Amsterdam will be June 7, 2001.

     Crown Media Holdings requested the delisting because the average volume on the Euronext Amsterdam was negligible and the Class A shares of Crown Media Holdings are predominantly held by United States investors. Also, the difference in rules between Euronext Amsterdam and Nasdaq led to additional costs and the need for management time on Euronext Amsterdam matters.

     Euronext Amsterdam's acceptance of the delisting does not affect the continuing listing of the Class A Common Stock of Crown Media Holdings on the Nasdaq National Market.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROWN MEDIA HOLDINGS, INC.
                                             (Registrant)


Date May 31, 2001                      By /s/ William J. Aliber
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                                          William J. Aliber
                                          Executive Vice President and Chief
                                          Financial Officer


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